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                                                                    EXHIBIT 24.1

                         CONSENT OF INDEPENDENT AUDITOR

         We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated May 5, 2000 relating to the financial statements of Ballyhoo Capital Ventures, Inc. appearing in such Prospectus. We also consent to the reference our firm under the heading "Experts" in such Prospectus.

/s/ JAMES E. SCHEIFLEY & ASSOCIATES, P.C.
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Certified Public Accountants
Denver, Colorado
August 23, 2000